Securities Act File No. 333-151672

Investment Company Act File No. 811-22208

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 414	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 415	☒

VALUED ADVISERS TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Capitol Services, Inc.

108 Lakeland Ave., Dover, Delaware 19901
(Name and Address of Agent for Service)

With Copies to:

Terry Davis and Tanya Boyle

DLA Piper LLP

One Atlantic Center

1201 West Peachtree Street, Suite 2900

Atlanta, GA 30309

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b);
☐	on (date) pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on (date) pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALUED ADVISERS TRUST

Long Short Advisors, LLC

LS Opportunity Fund

Institutional Class Shares

PROSPECTUS

NASDAQ Symbol: LSOFX

October 1, 2025

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the Fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

TABLE OF CONTENTS

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
MANAGEMENT OF THE FUND	16
DETERMINATION OF NET ASSET VALUE	19
HOW TO BUY SHARES	20
HOW TO REDEEM SHARES	23
DIVIDENDS, DISTRIBUTIONS AND TAXES	27
FINANCIAL HIGHLIGHTS	29
ADDITIONAL INFORMATION	31

SUMMARY SECTION

Investment Objective

LS Opportunity Fund (the “Fund”) seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Institutional Class
Shareholder Fees: (fees paid directly from your investment)
Redemption Fee	None
Fee for Redemptions Paid by Wire	$15.00

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%
Distribution and Service (12b-1) Fees	None
Interest and Dividend Expenses	0.72%
Other Expenses	0.23%
Total Other Expenses	0.95%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	2.72%
Expenses Waived and/or Reimbursed[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.69%

[1]	Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude Acquired Fund Fees and Expenses.

[2]	The Fund’s advisor has entered into an amended expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund through September 30, 2026, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the advisor and the Board of Trustees.

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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the advisor’s agreement to waive fees and/or reimburse Fund expenses is only reflected in the first year of the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$272	$841	$1,437	$3,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.66% of the average value of its portfolio.

Principal Investment Strategies

The Fund will employ a research-driven, bottom-up stock selection process on both the long and short side whereby investment decisions are based upon extensive analysis of the business and financial fundamentals concerning particular companies and their industries, leading to an assessment of the companies’ investment value. The Fund seeks to capitalize on significant differences between the current market price of a company’s stock and its current or expected future investment value. The Fund’s approach is designed to seek capital growth during periods of rising or stable stock prices and capital preservation during periods of declining stock prices.

In implementing its strategies, the Fund generally intends to take positions in equity securities, including common and preferred stocks and securities convertible into equity securities, and in other investment companies. The Fund may also hold positions in foreign securities. The Fund will take long positions and sell securities short to implement its strategies. When the Fund takes a long position with respect to a particular security, the Fund purchases a security with the expectation that the price of the security will appreciate in the future. When the Fund sells securities short, the Fund takes a position with respect to that security that reflects its expectation that the price of the security will decline in the future. The Fund may, at times, focus its investments in companies in the financial services industry. The Fund may also invest in the securities of small to mid-sized companies. Prospector Partners, LLC, the Fund’s sub-advisor (the “Sub-Advisor”), considers small to mid-sized companies those whose market capitalization is between $100 million and $15 billion at the time of purchase.

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On the long side, the Fund invests primarily in equity and equity-related securities of companies whose fundamentals (such as growth prospects and appropriate capital) combined with attractive valuations, indicate significant upside opportunity relative to downside risk. Particular emphasis is given to analyzing company balance sheets, including reconciling a “GAAP” net worth to an intrinsic value or private market value. Downside risk is determined through extensive proprietary modeling of the company’s financial statements. The assessment of upside opportunity includes a focus on companies that are able to generate excess cash that is being used or can be used to enhance shareholder value; companies with good franchises that are undergoing significant positive change; and companies that are valued in the public markets at a significant discount to their value in a potential private transaction. On the short side, the Fund takes positions primarily in equity and equity-related securities of companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. The Fund will be managed with a long-term orientation. The objective on the long side of the portfolio is to generally hold core positions for more than one year. On the short side of the portfolio, holding periods are generally expected to be less than a year.

In addition, the Fund plans to use short positions in a “pair-traded” format (i.e., a strategy that matches a long position with a short position in two or more stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility. The Fund intends to use a traditional “long/short” hedging strategy. A traditional “long/short” hedging strategy utilizes both long positions and short positions as the primary driver of returns while simultaneously attempting to reduce portfolio volatility.

The Fund may also engage in options and futures transactions, which are sometimes referred to as derivative transactions, for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. A put option gives the owner of the put the right to sell a security and a call option gives the owner of the call the right to buy a security. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities. A futures contract is a contract to buy or sell a specified amount of another security at a particular price on a particular future date.

The Fund may reduce or eliminate a position if the Sub-Advisor believes the position (i) has reached an intrinsic value that reflects its current market value, (ii) has been revalued as new research uncovers challenges to assumptions underlying the investment case, or (iii) through the displacement in the portfolio by a better idea.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Stock Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Stock Selection Risk: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Management Risk: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Short Sales Risk: The Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Sector Risk: The Fund may focus its investments within a particular group of industries. If that is the case, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. From time to time, the Fund may focus its investments in the financial services industry. Because of this focus, the performance of the Fund may be tied closely to and affected by developments in the financial services group of industries, such as the possibility that government regulation will negatively impact companies involved in the financial services group of industries. Financial services companies can be influenced by adverse effects of volatile interest rates and other factors. The Fund may incur a loss on an investment in the securities issued by these institutions.

Value Investing Risk: There is a risk that value securities may not increase in price as anticipated by the Sub-Advisor, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Advisor believes will increase a security’s market value do not occur.

Foreign Securities Risk: There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Certain foreign markets may not be as developed or efficient as those in the United States, and there may be less government supervision and regulation of foreign securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Smaller and Mid-Sized Companies Risk: There is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

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Derivatives Risk: Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Options Risk: The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying asset as well as changes in interest rates, dividends and market volatility. Writing index call options and index call spreads provides the opportunity for adding total return to the Fund through the collection of call premiums. Writing index call options and index call spreads may also limit the opportunity of the Fund to profit from an increase in the market value of the portfolio in exchange for the premium received at the time of selling the options or spreads. The Fund also risks losing all or part of the cash paid for purchasing index put options and index put spreads. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of options, resulting in an increased exposure to a market decline.

Futures Contract Risk: The successful use of futures contracts depends upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Investment Company Securities Risk: The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds in which the Fund may invest directly or indirectly invest in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds, will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

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Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Cybersecurity Risk. The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and ten-year periods compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

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Annual Total Return (years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 8.86% during the quarter ended December 31, 2020 and the lowest return for a quarter was (13.10%) during the quarter ended March 31, 2020. The year to date return as of June 30, 2025 was 2.64%.

Average Annual Total Returns for the periods ending December 31, 2024:

LS Opportunity Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.29%	6.45%	6.22%
Return After Taxes on Distributions	8.04%	5.86%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	5.08%	4.98%	4.78%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Current performance data may be obtained by calling (877) 336-6763. Performance data current to the most recent month end may be obtained from the Fund’s website at www.longshortadvisors.com.

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Portfolio Management

Investment Advisor – Long Short Advisors, LLC (the “Advisor”) is the investment manager of the Fund.

Investment Sub-Advisor – Prospector Partners, LLC (the “Sub-Advisor”) is the sub-advisor of the Fund.

Portfolio Managers –

●	Kevin R. O’Brien, Co-Portfolio Manager of the Fund since May 2015.

●	Jason A. Kish, Co-Portfolio Manager of the Fund since May 2015.

●	Steven R. Labbe, Co-Portfolio Manager of the Fund since July 2020.

Buying and Selling Fund Shares

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may buy shares of the Fund with an initial investment of $5,000. Additional investments may be made for as little as $100.

You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s transfer agent by calling (877) 336-6763, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to LS Opportunity Fund, Valued Advisers Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. The Fund’s investment objective is not fundamental and may be changed without shareholder approval upon sixty days written notice.

Principal Investment Strategies of the Fund

The Fund seeks strong risk-adjusted returns over a full market cycle (i.e., the time period in which stock prices rise, then fall, and then rise again). Typically, the Fund will invest in securities of domestic companies with market capitalization greater than $250 million. However, the Fund may invest in non-U.S. equities, provided that such positions do not exceed 30% of the Fund’s total assets.

The Fund will employ a research-driven, bottom-up stock selection process on both the long and short side whereby investment decisions are based upon extensive analysis of the business and financial fundamentals concerning particular companies and their industries, leading to an assessment of the companies’ investment value. The Fund seeks to capitalize on significant differences between the current market price of a company’s stock and its current or expected future investment value.

The Fund views information management as an important component of the investment process and divides the management of information into two broad categories: (i) information access or acquisition and (ii) information processing or management. The Fund will seek to acquire the best and most timely information, from a wide variety of sources. The information that the Fund seeks will vary case by case, depending on what the Fund believes it needs in order to reach a profitable investment decision in each case. The Fund believes that maximizing the quality of information at the front end of its research process, especially with respect to information that is not widely available or understood, may help create an advantage for the Fund.

However, the Fund believes that a greater opportunity to create competitive advantage lies with the quality and efficiency of its information management process. The Fund will bring focused disciplines and experience to bear, first, at the front end, to ferret out from the virtually unlimited quantity of available information that the Fund believes is most useful and relevant; then, in the analytical stage of the research process, to assess and qualify investment ideas in terms of their appeal as long or short positions; and finally, at the back end, to reach productive investment decisions that satisfy the Fund’s investment criteria and fulfill an understood role in the portfolio overall that may be actively monitored during the holding period of the position. Quantitative tools, such as stock screens, analysis of regulatory filings, correlation analysis, volatility analysis, and portfolio exposure analysis, will be employed at the front end of the investment process to screen for investment ideas, and, at the back end, for portfolio construction and risk management purposes. However, bottom-up fundamental research will be the primary driver of the investment decision-making process. The bottom up fundamental research that the Fund utilizes seeks to identify individual companies with the earnings growth potential that may not be recognized by the market at large. Securities are selected on a stock by stock basis regardless of the industry, sector or region. The Fund may, at times, focus its investments in companies in the financial services industry. The Fund may also invest in the securities of small to mid-sized companies. The Sub-Advisor considers small to mid-sized companies those whose market capitalization is between $100 million and $15 billion at the time of purchase. In implementing its strategies, the Fund generally intends to take positions in equity securities, including common and preferred stocks and securities convertible into equity securities, and in other investment companies. The Fund may also hold positions in foreign securities.

The Fund will take long positions and sell securities short to implement its strategies. When the Fund takes a long position with respect to a particular security, the Fund purchases a security with the expectation that

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the price of the security will appreciate in the future. When the Fund sells securities short, the Fund takes a position with respect to that security that reflects its expectation that the price of the security will decline in the future.

On the long side, the Fund takes positions primarily with respect to equity and equity-related securities of companies whose fundamentals (such as growth prospects and appropriate capital), combined with attractive valuations, indicate significant upside opportunity relative to downside risk. Particular emphasis is given to analyzing company balance sheets, including reconciling a “GAAP” net worth to an intrinsic value or private market value. Downside risk is determined through extensive proprietary modeling of the company’s financial statements.  The assessment of upside opportunity includes a focus on companies that are able to generate excess cash that is being used or can be used to enhance shareholder value; companies with good franchises that are undergoing significant positive change; and companies that are valued in the public markets at a significant discount to their value in a private transaction.

On the short side, the Fund invests primarily in equity and equity-related securities of companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. Examples include companies whose valuations indicate a misperception about the quality of their businesses or the sustainability of their growth, and where an event either has taken place or is about to take place that the Fund expects to result in a revaluation downward; companies whose fundamentals were previously strong but have turned down and are likely to weaken significantly further; companies with questionable accounting whose reported results diverge significantly with economic reality; and companies faced with overwhelming competitive or financial challenges not reflected in their valuations.

In addition, the Fund plans to use short positions in a “pair-traded” format (i.e., a strategy that matches a long position with a short position in two or more stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility. The Fund intends to use a traditional “long/short” hedging strategy to reduce portfolio volatility and isolate stock selection as the primary driver of returns. The Fund may from time to time purchase or sell other securities, such as options, futures, ETFs, and similar instruments, as risk management tools and for other purposes, consistent with the Fund’s investment objective. However, the primary strategy of the Fund is to make long and short investments in common stocks, with the objective of seeking to generate profits in each position, on both the long and short side.

The Fund may from time to time use long or short investments in other investment companies and in ETFs either as a hedging technique, to achieve exposure to a broad basket of securities in a single transaction, to equitize cash until more suitable company-specific long or short investments are identified and consummated, or for other reasons. To the extent the Fund invests in other investment companies, the Fund may be seeking exposure to a variety of industries or markets, including commodities and/or the fixed income markets.

The Fund may also engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. A put option gives the owner of the put the right to sell a security and a call option gives the owner of the call the right to buy a security. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities. A futures contract is a contract to buy or sell a specified amount of another security at a particular price on a particular future date.

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The Fund will be managed with a long-term orientation. The objective on the long side of the portfolio is to hold core positions for more than one year – and perhaps for many years. On the short side of the portfolio, holding periods are generally expected to be less than a year. As much as possible within the framework of its investment disciplines, the Fund will strive to minimize taxable income, and maximize long-term capital gains as a share of the total net realized gains and investment income generated over time. However, the Fund will purchase and sell securities at such times as the Fund deems appropriate to achieve the Fund’s objective without regard to portfolio turnover. The Fund will have no restrictions as to the frequency of portfolio turnover.

The Fund’s approach is designed to seek capital growth during periods of rising or stable stock prices and capital preservation during periods of declining stock prices. Because of the Fund’s long-term orientation and normally net long bias, however, it could experience a capital loss in any quarter, and even over a calendar year. The Fund is not designed to be market-neutral. Investors could lose money from their investment in the Fund.

The Fund may reduce or eliminate a position if the Sub-Advisor believes that the position has reached a fair determinant of value, has been revalued as new research uncovers challenges to assumptions underlying the investment case, or through the displacement in the portfolio by a better idea.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in money market mutual funds and in U.S. short-term money market instruments as a temporary defensive measure. These instruments include:

●	Cash and cash equivalents

●	U.S. government securities

●	Certificates of deposit or other obligations of U.S. banks

●	Corporate debt obligations with remaining maturities of 12 months or less

●	Commercial paper

●	Demand and time deposits

●	Repurchase agreements

●	Bankers’ acceptances

The Fund may also invest in futures, options, shorts and foreign currency hedging as a defensive measure. To the extent that the Fund engages in a temporary, defensive strategy, it may not achieve its investment objective. Any percentage limitations with respect to the investment of assets of the Fund are applied at the time of purchase.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

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Commodity Risk: Some of the underlying funds in which the Fund may invest may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities (see the Statement of Additional Information (the “SAI”) for more information).

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment advisor, distributor, custodian, transfer agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of its day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Derivatives Risk: The Fund may use derivative instruments. Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, changes in government regulation of derivative instruments could affect the Fund’s use of derivatives and the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Fixed Income Risk: The Fund will be exposed to various fixed income risks through its investments in underlying funds, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed income security, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a

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number of factors, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Foreign Securities Risk: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Certain foreign markets may not be as developed or efficient as those in the United States, and there may be less government supervision and regulation of foreign securities exchanges, brokers and listed issuers than in the United States.

Futures Contract Risk: The successful use of futures contracts depends upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Advisor’s inability to predict correctly the direction of movements in securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Investment Company Securities Risk: When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price above or below its NAV; (ii) an active trading

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market for an ETF’s shares may not develop or be maintained; (iii) an ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration, or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

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Management Risk: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Options Risk: The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying asset as well as changes in interest rates, dividends and market volatility. Writing index call options and index call spreads provides the opportunity for adding total return to the Fund through the collection of call premiums. Writing index call options and index call spreads may also limit the opportunity of the Fund to profit from an increase in the market value of the portfolio in exchange for the premium received at the time of selling the options or spreads. The Fund also risks losing all or part of the cash paid for purchasing index put options and index put spreads. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of options, resulting in an increased exposure to a market decline.

Sector Risk: The Fund may focus its investments within a particular group of industries. If that is the case, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. From time to time, the Fund may focus its investments in the financial services industry. Because of this focus, the performance of the Fund may be tied closely to and affected by developments in the financial services group of industries, such as the possibility that government regulation will negatively impact companies involved in the financial services group of industries.  Financial services companies can be influenced by adverse effects of volatile interest rates and other factors. The Fund may incur a loss on an investment in the securities issued by these institutions.

Short Sales Risk: The Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Smaller and Mid-Sized Companies Risk: There is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

Stock Market Risk: The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition,

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a company’s share price may also decline as a result of national and global events such as recession, war, epidemics or pandemics, terrorism, natural disasters and other events which may have a significant impact on markets generally.

Stock Selection Risk: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Value Investing Risk: There is a risk that value securities may not increase in price as anticipated by the Sub-Advisor, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Advisor believes will increase a security’s market value do not occur.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Suitability

The Fund may be appropriate for investors who seek long-term annual returns and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider other investments.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of its portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

The Advisor’s office is located at 3330 Fairchild Gardens Avenue, Suite 30428, Palm Beach Gardens, FL 33420. The Advisor is responsible for overseeing the operations of the Fund and the activities of the Sub-Advisor. The Sub-Advisor’s offices are located at 370 Church Street, Guilford, CT 06437. The Sub-Advisor is responsible for managing the day-to-day investment decisions of the Fund.

The Advisor, a Pennsylvania limited liability company, is a registered investment advisor founded in 2010. The Sub-Advisor, a Delaware limited liability company, is a registered investment advisor founded in 1997. As of May 31, 2025, the Sub-Advisor had approximately $917 million of assets under management. The Sub-Advisor also manages a private fund using a substantially similar style as they utilize with the Fund.

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Management Fees

The Fund is required to pay the Advisor a fee equal to 1.75% of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor for sub-advisory services computed and paid quarterly according to the below schedule based on an amount the Advisor receives from the Fund taking into consideration any expense limitation or fee waiver arrangements as described above and in the Fund’s Prospectus.

Schedule of Fee Split between the Advisor and Sub-Advisor:

Sub-Adviser Fees/Expenses Tiers ($)	Estimated BP Split Sub-Adviser	Estimated BP Split Manager	Sub-Adviser	Manager
0 - 200M	0.875%	0.875%	50%	50%
200M +	0.910%	0.840%	52%	48%

The Fund’s SAI provides information about the business relationship between the Advisor and the Sub-Advisor. A discussion of the factors that the Board of Trustees (the “Board”) considered in approving the Fund’s advisory agreement and sub-advisory agreement is contained in the Fund’s annual report dated May 31, 2025.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets. The contractual agreement is effective through September 30, 2026. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

Pursuant to another agreement between the Advisor and the Sub-Advisor, which is described in more detail in the Fund’s SAI, the Sub-Advisor has agreed that it will temporarily forgo partial sub-advisory fees until the Advisor, under the terms of the expense limitation agreement, is no longer required to reimburse the Fund expenses. That is, under the terms of the expense limitation agreement, the Advisor is required to waive fees and then reimburse expenses such that the net operating expense ratio of the Fund will not exceed the current operating expense limit of 1.95%. Insofar as the assets of the Fund are at a level that requires reimbursement of expense, the Advisor will be waiving its entire fee and the Sub-Advisor will also waive its fee owed to it from the Advisor. However, where assets rise to the level that the Advisor is collecting its fee (either in whole or part), the Sub-Advisor will collect a corresponding amount of its sub-advisory fee. Further, fees that have been waived by the Sub-Advisor can be recaptured for up to three years as asset levels of the Fund increase subject to, among other conditions, the ability of the Advisor to recapture fees waived and expenses reimbursed pursuant to an expense limitation agreement that it has in place for the Fund.

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For the fiscal year ended May 31, 2025, the Advisor received fees equal to 1.72% of the average daily net assets of the Fund, after fee waivers. For the fiscal year ended May 31, 2025, the Sub-Advisor received fees equal to 0.86% of the average daily net assets of the Fund from the Advisor.

Portfolio Management

Kevin R. O’Brien, Jason A. Kish, and Steven R. Labbe serve as the Sub-Advisor’s Co-Portfolio Managers for the Fund.

Kevin R. O’Brien

Mr. O’Brien has been a portfolio manager at the Sub-Advisor since 2003 and has been a portfolio manager or securities analyst for more than thirty years. Mr. O’Brien serves as a portfolio manager of Prospector Partners Asset Management, LLC, an affiliate that is registered with the SEC as an investment advisor and acts as the investment advisor to Prospector Funds and its predecessor Prospector Funds, Inc. (from 2007 to September 6, 2024), both registered investment companies. Mr. O’Brien served as an Executive Vice President of Prospector Funds, Inc. (2007 – 2024). In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors, LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003). At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds. At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund. Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services. Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986. Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Jason A. Kish

Mr. Kish has been a portfolio manager at the Sub-Advisor since 2013 and has been a portfolio manager or securities analyst for more than twenty-five years. Mr. Kish serves as a portfolio manager of Prospector Partners Asset Management, LLC, an affiliate that is registered with the SEC as an investment advisor and acts as the investment advisor to Prospector Funds and its predecessor Prospector Funds, Inc., both registered investment companies. Mr. Kish served as an Executive Vice President of Prospector Funds, Inc. (2013 – 2024). When Mr. Kish joined the Sub-Advisor in 1997, he began as a junior analyst, covering all industries, eventually serving as the property-casualty analyst and became the Director of Research in 2010.  From 1995 to 1997, Mr. Kish worked as an auditor at Coopers & Lybrand, LLP in Hartford, CT.  Mr. Kish received a B.S.B.A. from Providence College in 1995. He received his Certified Public Accountant designation in 2000 and his Chartered Financial Analyst designation in 2004.

Steven R. Labbe

Mr. Labbe has been a portfolio manager at the Sub-Advisor since 2020 and has been a portfolio manager or securities analyst for more than twenty-five years. Mr. Labbe joined the Sub-Advisor in 2012. Mr. Labbe serves as a portfolio manager of Prospector Partners Asset Management, LLC, an affiliate that is registered with the SEC as an investment advisor and acts as the investment advisor to Prospector Funds and its predecessor Prospector Funds, Inc., both registered investment companies. Mr. Labbe served as an

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Executive Vice President of Prospector Funds, Inc. (2020 – 2024). He began as an analyst, covering the insurance industry and gradually increased his coverage to asset managers, exchanges, and brokers; he became a portfolio manager in July 2020.  From 1996 to 2012, Mr. Labbe was employed as an analyst with Langen McAlenney, a division of Janney Montgomery Scott, covering the insurance industry.  Mr. Labbe received a B.S. degree in Mathematics from Central Connecticut State University in December 1995. He received his Chartered Financial Analyst designation in 2001.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund, if any.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Securities that do not have a readily available current market value are valued in good faith by the Advisor as “valuation designee” under the oversight of the Board. The Advisor has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Advisor. On a quarterly basis, the Advisor’s fair valuation determinations will be reviewed by the Board. The Advisor’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Advisor’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Advisor as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Fund is $5,000. Minimum subsequent investments are $100 for all account types. The Advisor may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

a completed and signed investment application form; and

a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
LS Opportunity Fund	LS Opportunity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 336-6763 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. A wire purchase will not be

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considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV next determined after the wire purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, automated clearing house (“ACH”), or automatic investment. Each additional mail purchase request must contain:

1.	Your name

2.	The name on your account(s)

3.	Your account number(s)

4.	A check made payable to LS Opportunity Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 336-6763 to obtain instructions.

Automated Clearing House (ACH)

You may not use ACH transactions for your initial purchase of Fund shares.

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a completed form/letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

The Fund may alter, modify or terminate this purchase option at any time.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or a systematic investment plan form and attaching a voided personal check. You may choose to make the automatic investments on a periodic basis, allowing for dollar-cost averaging by automatically deducting funds from your bank account. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to cover bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-advantaged investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (877) 336-6763 for the procedure to open an

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IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at (877) 336-6763 about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash equivalents, such as cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Inactive Accounts. If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. For Texas residents, shareholders may designate a representative to receive legislatively required unclaimed property

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due diligence notifications. A Texas Designation of Representative Form is available for making such an election by calling Shareholder Services at (877) 336-6763.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Shareholder Fees. The following fees, when applicable, may be passed through to shareholders of the Fund.

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

HOW TO REDEEM SHARES

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If you redeem your shares through a broker/dealer or other financial institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
LS Opportunity Fund	LS Opportunity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address or bank account information has been changed within thirty (30) days of the redemption request, for redemptions of $50,000 or more, any redemption transmitted to a bank other than the bank of record, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks

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and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 336-6763 if you have questions. At the discretion of the Advisor or the transfer agent, the signature guarantee requirements may be modified or waived, and you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund to request that the privilege be removed from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States, as designated on your application. To redeem by telephone, call (877) 336-6763. The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $50,000.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous thirty (30) days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, and providing written confirmation of the transactions and/or telephone instructions.

By Wire or ACH – Redemptions via wire or ACH may be for any amount, subject only to applicable fees. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Systematic Withdrawal Plan - You (or another person you have designated) may receive periodic withdrawals in a specified amount on any periodic basis. There is currently no charge for this service, but the transfer agent reserves the right, upon 30 calendar days written notice, to make reasonable charges. Telephone Shareholder Services at (877) 336-6763 for additional information.

When You Need a Medallion Signature Guarantee (MSG) - An MSG assures that a signature is genuine and protects you from unauthorized account transfers. Your signature must be guaranteed if:

●	you request a redemption be made payable to a person not on record with the Fund;

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●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption are $50,000 or more;

●	any redemption is transmitted to a bank other than the bank of record; or

●	your mailing address or bank account information was changed within thirty (30) days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Redemptions in Kind

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowings from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available.  Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Certain illiquid investments may be valued using estimated prices from one of the Valued Advisers Trust’s (the “Trust”) approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as taxes or the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

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Although the Fund does not encourage frequent purchases and redemptions, the Board has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund. Accordingly, the Fund will permit frequent and short-term trading of shares of the Fund. Although the Board does not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur. Notwithstanding, the Fund reserves the right to refuse to allow any purchase by a prospective or current investor.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 336-6763. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax advisor.

Retirement Plans - If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gain. The Fund expects that its distributions will consist primarily of income and net realized capital gain. The Fund intends to declare and pay distributions at least annually. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested in additional fund shares, will be taxed as ordinary income except as described below (including if reinvested in additional shares).

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund will automatically be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Your dividend and capital gain distribution checks are not cashed within 180 days; or

●	Your bank account of record is no longer valid.

For non-retirement accounts, dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders, as discussed below.

Summary of Certain Federal Income Tax Consequences

The following information is meant as a general summary of the U.S. federal income tax provisions regarding the taxation of the Fund’s shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the federal, state, local and foreign tax consequences to them of investing in the Fund.

The Fund expects to distribute all or substantially all of its net investment income and net realized capital gain to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such the Fund will not be taxed on amounts it distributes, and shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and

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short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gain are generally taxed as long-term capital gain, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

The Fund may invest in foreign securities against which foreign tax may be withheld. If more than 50% of the Fund’s assets are invested in foreign ETFs, foreign index mutual funds, or other foreign issues at the end of the year, the Fund’s shareholders might be able to claim a foreign tax credit or take a deduction with respect to foreign taxes withheld.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at the corporate income tax rate. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Ordinary income and capital gains distributions paid by the Fund, as well as gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-four percent (24%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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Shareholders should consult with their own tax advisor to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Forms 1099-B when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Forms 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S. shareholders that may affect your investment in the Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Fund’s SAI. All prospective investors and shareholders are urged and advised to consult their own tax advisor regarding the effects of an investment in the Fund on their particular tax situation.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s financial statements on Form N-CSR for the fiscal year ended May 31, 2025 and are incorporated by reference in the SAI, both of which are available free of charge upon request.

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LS Opportunity Fund

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$17.93	$15.22	$16.16	$17.01	$13.99
Investment operations:
Net investment income (loss)	0.12	0.11	0.01	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	0.51	2.60	(0.14)	0.02	3.35
Total from investment operations	0.63	2.71	(0.13)	(0.13)	3.22
Less distributions to shareholders from:
Net investment income	(0.14)	—	—	—	—
Net realized gains	(0.04)	—	(0.81)	(0.72)	(0.20)
Net asset value, end of year	$18.38	$17.93	$15.22	$16.16	$17.01
Total Return(a)	3.49%	17.81%	(0.84)%	(0.77)%	23.17%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$191,460	$190,942	$144,130	$139,445	$132,424
Ratio of net expenses to average net assets (b)	2.67%	2.68%	2.98%	2.87%	2.71%
Ratio of expenses to average net assets before waiver and reimbursement(b)	2.70%	2.73%	3.03%	2.90%	2.78%
Ratio of net investment income (loss) to average net assets	0.66%	0.72%	0.04%	(1.00)%	(1.04)%
Portfolio turnover rate	65.66%	46.61%	74.68%	55.37%	69.69%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Includes dividend and interest expense of 0.72%, 0.73%, 1.03%, 0.92% and 0.76% for the fiscal years ended May 31, 2025, 2024, 2023, 2022 and 2021, respectively.

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ADDITIONAL INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, information about the Fund’s actual investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. The annual report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual reports and financial statements. You may request that the annual and semi-annual reports and financial statements be sent to you, free of charge by contacting your financial intermediary or, if you hold your shares directly, by calling the Fund toll-free at (877) 336-6763 or writing to the Fund at LS Opportunity Fund, Valued Advisers Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Statement of Additional Information: The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI, the Fund’s Annual and Semi-Annual Reports to shareholders, and the Fund’s annual and semi-annual financial statement, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

By contacting Shareholder Services at (877) 336-6763. The requested documents will be sent within three business days of receipt of the request.

Online from the Fund’s website at www.longshortadvisors.com.

You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act #811-22208

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LS Opportunity Fund

A Series of the Valued Advisers Trust

Institutional Class Shares

LSOFX

Statement of Additional Information

October 1, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the LS Opportunity Fund (the “Fund”) dated October 1, 2025. This SAI incorporates by reference the Fund’s annual report and financial statements for the fiscal year ended May 31, 2025 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling Shareholder Services at (877) 336-6763.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
PORTFOLIO TURNOVER	14
INVESTMENT LIMITATIONS	15
INVESTMENT ADVISOR	16
TRUSTEES AND OFFICERS	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
ANTI MONEY LAUNDERING COMPLIANCE PROGRAM	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
CODE OF ETHICS	27
DISCLOSURE OF PORTFOLIO HOLDINGS	28
PROXY VOTING POLICY	30
DETERMINATION OF NET ASSET VALUE	30
REDEMPTION IN-KIND	31
STATUS AND TAXATION OF THE FUND	32
CUSTODIAN	47
FUND SERVICES	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
LEGAL COUNSEL	48
DISTRIBUTOR	48
FINANCIAL STATEMENTS	48
EXHIBIT A	49
EXHIBIT B	51
EXHIBIT C	57

DESCRIPTION OF THE TRUST AND THE FUND

The LS Opportunity Fund (“the Fund”) is organized as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Fund’s policies with respect to diversification are fundamental and may not be changed without shareholder approval or as otherwise allowed by applicable rules, guidelines, orders and interpretations of the Securities and Exchange Commission (“SEC”) and its staff. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment advisor is Long Short Advisors, LLC (the “Advisor”). The Fund’s sub-advisor is Prospector Partners, LLC (the “Sub-Advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or to combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value per share (“NAV”) next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A.       Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.       Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). REITs manage portfolios of real estate investments that either own properties or make construction or mortgage loans to real estate developers and companies with substantial real estate holdings. These investments may be either equity or debt instruments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers or to homeowners and realize income by earning interest income on those loans. Hybrid REITs have a mix of both types of investments. There are certain risks regarding investing in REITs due to the cyclical nature of real estate and its sensitivity to changes in interest rates, economic conditions, property tax rates, changes in real estate values, changes in rental income, creditworthiness of the issuer, overbuilding, increased competition, and other factors. In the short-term, stock prices can fluctuate dramatically in response to these factors. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITs must also satisfy specific provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) before they are qualified to pass income through to shareholders without paying taxes.

C.       Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

 Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

D.       Investment Company Securities. The Fund may invest in the securities of other investment companies, such as other mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code. When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund may also invest in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Sub-Advisor. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. After such time, an investment company is no longer able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

E.       Commodities. The Fund may invest in underlying funds that hold a portfolio of commodities. Commodities are physical substances, such as metals, that investors buy or sell on the market, usually through futures contracts. The price of a commodity is subject to supply and demand. Commodity risk refers to the uncertainties of future market values and the size of future income, caused by fluctuation in the price of a commodity. An investment in commodities contends with the following types of risks: price risk, adverse movements in world prices, exchange rates, and the basis between local and world prices; quantity risk, cost risk, input price risk; and political risk, how political conditions can affect supply, demand and the price of commodities. Please see “Status and Taxation of the Fund” below for additional information.

F.       Fixed Income Securities. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Sub-Advisor may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

When investing in fixed income securities, the Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. High yield securities or “junk bonds,” involve special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility, and may be less liquid than higher rated fixed income securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment of principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment in the high yield security. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

G.       Derivative Instruments. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund’s transactions in derivative instruments may include, among others, the purchase and writing of options on securities.

Writing Covered Call Options - The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains in a segregated account with its custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options - The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may also write straddles (combinations of puts and calls on the same underlying security).

Purchasing Put Options - The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased to protect unrealized appreciation of a security where it is desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A put option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

Purchasing Call Options - The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indices. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

A call option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally - Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be required to exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends on, among other things, the Sub-Advisor’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

The Fund may purchase either exchange-traded or over-the-counter options on securities. With certain exceptions, over-the-counter options, and any assets used to cover them, are considered illiquid securities. The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Futures Contracts - When the Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund’s custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market. This Fund is being operated by an investment advisor that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment advisor is not subject to registration or regulation as a commodity pool operator under that Act. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use of commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

The use of derivative instruments is subject to applicable regulations of the U.S. Securities and Exchange Commission (the “SEC”), the Commodity Future Trading Commission (the “CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. In particular, under Rule 18f-4 under the Investment Company Act of 1940, as amended (the “Derivatives Rule”), a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and the Derivatives Rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. This new rule became operative in August 2022. The Derivatives Rule prescribes specific “value at risk” or “VaR” (further defined below) leverage limits that apply to a fund with derivatives and other applicable transactions (although a fund may qualify for the Limited Derivatives User Exception (as defined below)). VaR is an estimate of potential losses on an instrument or portfolio over a specified time horizon and at a given confidence level. A fund may apply a relative VaR test or an absolute VaR test if the fund’s derivative risk manager, if applicable, determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test. The limit under the relative VaR test is 200% of the VaR of a designated reference portfolio, which, very generally, may be a designated unleveraged index or the fund’s securities portfolio excluding derivatives. If applicable, the limit under the absolute VaR test is 20% of the value of a fund’s net assets. The Derivatives Rule also requires a fund, if applicable, to appoint a derivatives risk manager (“DRM”), maintain a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with transactions covered by the rule, and abide by certain Board of Trustees (“Board”) and other reporting obligations and recordkeeping requirements. However, subject to certain conditions, limited derivatives users (as defined in the Derivatives Rule) are not subject to the full requirements of the Derivatives Rule.

The Fund has implemented a DRMP to meet the relevant requirements, including designation of a DRM who has been approved by the Board, including a majority of the Independent Trustees. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. The Derivatives Rule could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Moreover, there may be asset coverage requirements for certain arrangements. In order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

H.       Short Sales. The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing, such as interest and dividends, and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Borrowing and dividend expenses on securities sold short are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

I.       Master Limited Partnership. The Fund may invest in interests in master limited partnerships (“MLPs”). MLP interests trade like shares of stock, and MLPs generally distribute most of their distributable cash flow to investors. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. Their income generally depends on the volume of the products transported, not on the commodity’s price. An MLP is a public limited partnership. Interests in MLPs are traded on an exchange or on the Nasdaq National Market System (the “Nasdaq”). The ability to trade the interests provides liquidity that is not present with conventional private limited partnerships, but those interests are less liquid than conventional publicly traded securities. MLPs are generally considered interest rate-sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

J.       Preferred Stock. The Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment that the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

K.       Illiquid Securities. The Fund may invest in illiquid securities. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. However, the Fund will not acquire any illiquid investment ties if, immediately after the acquisition, the Fund would have invested more than 15% of the value of the Fund’s net assets in illiquid investments.

Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, the Fund will take steps in accordance with the Trust’s Liquidity Risk Management Program to protect liquidity.

L.       Restricted Securities. The Fund may invest in restricted securities (securities the disposition of which is restricted under the federal securities laws), including securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

M.       Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker’s acceptances and repurchase agreements. The Fund may also invest in futures, options, shorts and foreign currency hedging as a defensive measure. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

N.       Stock Market Risk. The Fund may lose money due to fluctuations within the stock market which may be unrelated to individual issuers and could not have been predicted. The price of the securities which the Fund holds may change unpredictably and due to local, regional, international, or global events. These events may include economic downturns such as recessions or depressions; natural occurrences such as natural disasters, epidemics or pandemics; acts of violence such as terrorism or war; and political and social unrest. Due to the prominence of globalization and global trade, the securities held by the Fund may be affected by international and global events. In the case of a general market downturn, multiple asset classes, or the entire market, may be negatively affected for an extended and unknown amount of time. Although all securities are subject to these risks, different securities will be affected in different manners depending on the event.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. During the fiscal years ended May 31, 2024 and May 31, 2025, the Fund’s portfolio turnover rate was 46.61% and 65.66% of the average value of its portfolio, respectively.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.       Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITS).

5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.       Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above; nor does it apply to the 15% of net assets limitation on illiquid investments.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

INVESTMENT ADVISOR

The Fund’s Advisor is Long Short Advisors, LLC, 3330 Fairchild Gardens Avenue, Suite 30428, Palm Beach Gardens, FL 33420. The Advisor was formed in 2010 and is controlled by Matthew West. The Fund is the first mutual fund managed by the Advisor. The Advisor provides management services to the Fund pursuant to a management agreement (the “Agreement”) between the Fund and the Advisor.

The Fund’s Sub-Advisor is Prospector Partners, LLC, 370 Church Street, Guilford, CT 06437. The Sub-Advisor was formed in 1997 and is controlled by John D. Gillespie. The Sub-Advisor provides investment advisory assistance and day-to-day management of the Fund’s investments pursuant to a subadvisory agreement (the “Sub-Advisory Agreement”) between the Sub-Advisor and the Advisor. As of May 31, 2025, the Sub-Advisor had approximately $917 million of assets under management.

Under the terms of the Agreement, the Advisor manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Advisor pays a portion of its fees to the Sub-Advisor for the Sub-Advisor’s advisory assistance and management services.

The Advisor has contractually agreed to waive or limit its fee and to reimburse certain Fund operating expenses, through September 30, 2026, so that the ratio of total annual operating expenses does not exceed 1.95%. This operating expense limitation does not apply to: (i) borrowing costs such as interest and dividends on securities sold short, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses” and 12b-1 fees. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of repayment. This agreement may only be terminated by mutual consent of the Advisor and the Board.

The following table describes the advisory fees paid to the Advisor by the Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	(Fee Waiver/ Expense Reimbursement) or Advisor Recoupment	Net Advisory Fees Paid
May 31, 2025	$3,476,496	($59,068)	$3,417,428
May 31, 2024	$2,864,940	($75,095)	$2,789,845
May 31, 2023	$2,341,650	($63,106)	$2,278,544

The Advisor retains the right to use the name “Long Short Advisors” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Long Short Advisors” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Advisor is paid by the Advisor for sub-advisory services computed and paid quarterly according to the below schedule based on an amount the Advisor receives from the Fund taking into consideration any expense limitation or fee waiver arrangements as described above and in the Fund’s Prospectus. Other than reduction in compensation as noted in the previous sentence, the Sub-Advisor is not responsible for making reimbursements to the Fund pursuant to any expense limitation and/or expense reimbursement agreement that the Advisor may be obligated to make.

Schedule of Fee Split between the Advisor and Sub-Advisor

Sub-Adviser Fees/Expenses Tiers ($)	Estimated BP Split Sub- Adviser	Estimated BP Split Manager	Sub- Adviser	Manager
0 - 200M	0.875%	0.875%	50%	50%
200M +	0.910%	0.840%	52%	48%

The following table describes the sub-advisory fees paid to the Sub-Advisor by the Advisor for the periods indicated:

Fiscal Year Ended	Sub-Advisory Fees Paid
May 31, 2025	$1,708,714
May 31, 2024	$1,394,923
May 31, 2023	$1,139,272

Agreement between Advisor and Sub-Advisor

As noted above, under the terms of the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for the day-to-day investment management responsibilities for the Fund. In addition, the Advisor and the Sub-Advisor contemplate an on-going relationship between the parties pursuant to a separate agreement wherein, among other things: (i) the Advisor agrees to recommend to the Board that the Sub-Advisor continue to serve as sub-advisor for the Fund subject to Board approval and other conditions, insofar as recommendation is consistent with the Advisor’s fiduciary duties; (ii) the Sub-Advisor agrees not to provide advisory or sub-advisory services to other open-end investment management companies with similar investment objectives to that of the Fund; (iii) the Sub-Advisor makes certain investment contributions to the Fund; (iv) the Sub-Advisor makes certain concessions related to the expense limitation arrangements (as described in the Fund’s Prospectus) for the Fund; and (v) the Sub-Advisor agrees to share in certain expenses that are absorbed by the Advisor related to marketing and distribution.

About the Portfolio Managers

Kevin R. O’Brien, Jason A. Kish, and Steven R. Labbe, collectively the “Portfolio Managers” are responsible for managing the Fund. As of May 31, 2025, the Portfolio Managers were responsible for managing the following types of accounts, in addition to the Fund:

Account Type*	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$304.3M	0	$0
Pooled Investment Vehicles	4	$348.5M	3	$337.6M
Other Accounts	2	$72.9M	0	$0

*	All accounts referenced in the table above are jointly managed by each of Messrs. O’Brien, Kish, and Labbe.

Compensation: As an owner of the Sub-Advisor, Mr. O’Brien receives compensation in the form of distributions and profits from the Sub-Advisor. As portfolio managers, Mr. Kish and Mr. Labbe receive as compensation a combination of base salary and performance bonus.

Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Sub-Advisor may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investments in recommendations provided to other clients. This is because the Sub-Advisor’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of family members. As a result of these activities, the Portfolio Managers are engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

The Sub-Advisor has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities that may be owned, bought or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. The Sub-Advisor’s personnel are not permitted to engage in transactions for their personal accounts in any security to be purchased or sold or considered for purchase or sale for a client until a specified number of days after the completion of the client transaction. Subject to reporting requirements, preclearance and other limitations in the Code of Ethics, the Sub-Advisor permits its employees to engage in personal securities transactions in other securities and to acquire shares of the Fund. The Sub-Advisor’s Code of Ethics requires disclosure of all personal accounts and reporting of all securities transactions.

Ownership of Fund Shares: As of May 31, 2025, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Kevin R. O’Brien	Over $1,000,000
Jason A. Kish	$10,001 - $50,000
Steven R. Labbe	$100,001 - $500,000

TRUSTEES AND OFFICERS

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairperson of the Board is Andrea N. Mullins, who is not an “interested person” of the Trust, as that term is defined under the 1940 Act (“Independent Trustee”). The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements and compliance matters. The Board also has frequent interaction with the service providers and Chief Compliance Officer (“CCO”) of the Trust with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Trustees, all of whom are Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Martin A. Burns, 68 Independent Trustee Since June 2024	Current: Principal, Owner, and Sole Member, ActioCon LLC (asset management consulting) (since November 2021). Previous: Chief Industry Operations Officer, Investment Company Institute (2015 to 2022).	Trustee, CRM Mutual Fund Trust (since January 2025) (5 portfolios).
Ira P. Cohen, 66 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019); Trustee, CRM Mutual Fund Trust (since January 2025) (5 portfolios).
Andrea N. Mullins, 58 Independent Trustee Since December 2013 Chairperson Since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021); Trustee, CRM Mutual Fund Trust (since January 2025) (5 portfolios).
Susan J. Templeton, 69 Independent Trustee Since June 2024

Current: Advisory Board Member, Morningstar, Inc. (since 2023); Independent Director, Claridges Trust Co. (since 2015); Advisory Board Member, Seyen Venture Capital (since 2017).

Previous: Vice-Chair, Sebold Capital Management (2019 to 2023).

Trustee, CRM Mutual Fund Trust (since January 2025) (5 portfolios).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this SAI, the Trust consists of 13 series.

The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements and compliance and governance matters.  The Board currently has established two standing committees: the Audit Committee and the Governance and Nominating Committee.

The Trust’s Audit Committee consists of the Independent Trustees.   The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.   During the 2024 calendar year, the Audit Committee met five times.

The Governance and Nominating Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit C. The charter also describes the process by which shareholders of the Trust may make nominations.  During the 2024 calendar year, the Governance and Nominating Committee met four times.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; and (4) how the individual would enhance the diversity of the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Martin A. Burns - Mr. Burns has over 41 years of financial services expertise in consumer and commercial banking and the domestic and global pooled investment industries. His experiences include executive operations management, valuation and distribution practices, regulatory implementation and compliance, cybersecurity, and industry advocacy for registered investment companies. Mr. Burns was selected to serve as a Trustee based primarily on his considerable knowledge of the mutual fund industry, including the regulatory framework under which the Trust must operate.

Ira P. Cohen – Mr. Cohen has over 44 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s operations and investments.

Andrea N. Mullins – Ms. Mullins has over 31 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

Susan J. Templeton – Ms. Templeton has over 41 years of experience in the financial services industry, including extensive experience in executive management roles relating to the operations of mutual funds and similar products. She was selected to serve as a Trustee of the Trust based primarily on her broad knowledge of various types of investments and of mutual fund operations.

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years
Matthew J. Miller, 49 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).
Carol J. Highsmith, 60 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).
Zachary P. Richmond, 45 Principal Financial Officer and Treasurer Since September 2021	Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years
Jared D. Lahman, 39 AML Officer since March 2023

Current: Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (since September 2023)

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (January 2019 to September 2023).

Michael Wittke, 54 Chief Compliance Officer Since July 2024

Current: Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since June 2024).

Previous: Chief Compliance Officer, Southeastern Asset Management, Inc. (March 2002 – May 2024).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this SAI, the Trust consists of 13 series.

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2024 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Martin A. Burns	A	A
Ira P. Cohen	A	A
Andrea N. Mullins	A	A
Susan J. Templeton	A	A

Compensation. Each Independent Trustee receives annual base compensation of $3,800 per series. Each Independent Trustee also receives additional compensation for serving as the chairperson of the Board and/or of one or more of the Trust’s standing committees and for participating in special meetings of the Board. Prior to January 1, 2025, each Independent Trustee received annual base compensation of $3,500 per series. Each Independent Trustee also received additional compensation for serving as the chairperson of one or more of the Trust’s standing committees and for participating in special meetings of the Board. For the fiscal year ended May 31, 2025, the Independent Trustees received the amounts set forth in the following table for services to the Fund.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Martin A. Burns**	$2,633	$0	$0	$38,675
Ira P. Cohen	$2,736	$0	$0	$40,175
Andrea N. Mullins	$2,761	$0	$0	$40,550
Susan J. Templeton**	$2,633	$0	$0	$38,675

*	As of the date of this SAI, the Trust consists of 13 series. Each series, including the Fund, pays a portion of the overall Independent Trustee compensation expenses, which is based on the total number of series in the Trust.

**	Mr. Burns and Ms. Templeton became trustees on June 27, 2024.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of September 3, 2025, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	38.11%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	32.03%	Record
Reliance Trust Co. FBO Fiduciary Trust P.O. Box 78446 Atlanta, GA 30357	8.23%	Record
Maril & Co c/o Reliance Trust Co. 4900 W. Brown Deer Rd. Milwaukee, WI 53223	7.36%	Record

It is not known whether Charles Schwab & Co., Inc. (“Schwab”), National Financial Services, LLC (“NFS”) or any of the underlying beneficial owners owned or controlled beneficially more than 25% of the voting securities of the Fund. As a result, Schwab and NFS may be deemed to control the Fund. As of September 3, 2025, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund.

ANTI MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the Trust’s AML Officer and by the Trust’s CCO and, ultimately, by the Board.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Sub-Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Sub-Advisor will place all orders either directly with the issuer or through a universe of brokers or dealers approved by the Advisor. In placing portfolio transactions, the Sub-Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Sub-Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Sub-Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Sub-Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Sub-Advisor that the review and study of the research and other information will not reduce the overall cost to the Sub-Advisor of performing its duties to the Fund under the Sub-Advisory Agreement. During the fiscal year ended May 31, 2025, the Fund did not direct any Fund brokerage transactions to brokers based on research services provided to the Advisor or Sub-Advisor.

Over the counter transactions will be placed either directly with principal market makers or with broker dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. When the broker acts as agent, a commission will be charged on the transaction; when the broker acts as principal, the markup is included in the bond price.

When the Fund and another of the Sub-Advisor’s clients seek to purchase or sell the same security at or about the same time, the Sub-Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions
May 31, 2025	$254,303
May 31, 2024	$152,974
May 31, 2023	$182,730

CODE OF ETHICS

The Trust, the Fund’s distributor, the Sub-Advisor and the Advisor have each adopted a Code of Ethics (each a “Code” and collectively, the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Sub-Advisor’s and Advisor’s Code also conform to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at (877) 336-6763. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR. The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Sub-Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custodial relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, LSEG, and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 15 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor, the Sub-Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is released under conditions of confidentiality and it is subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website, if applicable, within approximately 15 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

From time to time, employees of the Advisor or the Sub-Advisor also may provide oral or written information (portfolio commentary) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Employees of the Advisor or the Sub-Advisor may also provide oral or written information (statistical information) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisor. The nature and content of the information provided to each of these persons may differ.

The Advisor and Sub-Advisor manage products sponsored by companies, and provide services for individuals, other than the Trust, including institutional investors and high net worth persons. In many cases, these other products and service offerings are managed in a similar fashion to the Fund and thus have similar portfolio holdings. The sponsors of these other products or owners of separate accounts that are managed by the Advisor or Sub-Advisor may disclose or have access to the portfolio holdings of their products and separate accounts at different times than the Fund discloses its portfolio holdings.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. The Advisor or Sub-Advisor, as applicable, must submit any proposed arrangement pursuant to which the Advisor or Sub-Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, the Sub-Advisor, and any affiliated persons of the Advisor or Sub-Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s CCO. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, the Sub-Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment advisor or principal underwriter). In such situations, the conflict must be disclosed to the Board.

PROXY VOTING POLICY

The Trust, the Advisor and the Sub-Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Sub-Advisor, subject to the Advisor’s oversight and the supervision of the Board. The Sub-Advisor votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Sub-Advisor’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Advisor or the Sub-Advisor or their respective affiliates and the Fund arises with respect to any proxy, the Advisor and/or the Sub-Advisor must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor or the Sub-Advisor, is most consistent with the Sub-Advisor’s proxy voting policies and in the best interests of Fund shareholders.

You may also obtain a copy of the Trust’s and the Sub-Advisor’s proxy voting policy by calling Shareholder Services at (877) 336-6763 to request a copy, or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A report of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above, from the SEC’s web site, or on the Fund’s website at www.longshortadvisors.com.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the NAV. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday,

Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. The Board annually approves the pricing services used by the fund accounting agent.

Securities that do not have a readily available current market value are valued in good faith by the Advisor as “valuation designee” under the oversight of the Board. The Advisor has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Advisor. On a quarterly basis, the Advisor’s fair valuation determinations will be reviewed by the Board. The Advisor’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Advisor’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Advisor as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= NAV Per Share
Shares Outstanding

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of the Fund’s net assets, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI. These tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, person holding Fund shares as part of a hedge, straddle or conversion transaction, dealer in securities or Non-U.S. shareholder, except as specifically addressed below.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax to noncorporate shareholders. Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership.  A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s common stock by the partnership.

A “U.S. shareholder” is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC

The Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Internal Revenue Code.  There can be no assurance that it actually will so qualify.  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies, and (ii) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” (“QPTP”) is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% income test, as long as such failure is due to reasonable cause and not willful neglect, such RIC is required to disclose the failure to the IRS and pay a tax equal to the excess of the gross income which is not derived from the sources described in (i) and (ii) above over 1/9 of the gross income that is described above.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) (a) one issuer,

(b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

However, if a RIC does not satisfy the “de minimis” cure provisions, it can still cure a failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the corporate tax rate by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund satisfies the income and asset-diversification tests above and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, then the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at the corporate income tax rate.  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any prior year undistributed income realized, on which the Fund paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the Fund’s current net capital gains and thus reduce the amount of the Fund’s distribution of capital gain dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends-received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-

in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.

Taxation of U.S. Shareholders

Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates applicable to long-term capital gains (e.g., 0%, 15% or 20% depending on the individual’s taxable income) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  Long-term capital gain rates applicable to individuals are 0%, 15%, or 20% depending on the nature of the capital gain and the individual’s taxable income.

Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).

Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Under the 2017 Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

For purposes of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

If more than 50% of the value of the Fund’s assets at the close of the taxable year consist of stock or securities in foreign corporations (including certain foreign ETFs or foreign index mutual funds) and certain other requirements are met, the Fund may elect to pass-through to its shareholders the amount of foreign income tax paid by the Fund instead of claiming it on its tax return.  If such an election is made, each shareholder will include in gross income his proportional share of the foreign taxes paid by the Fund.  Investors may either deduct their pro-rata amount of such taxes paid in computing their taxable income or use it as a foreign tax credit against federal income tax.  If the Fund makes the election, it will furnish the shareholders with a written notice after the close of its taxable year.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%.  Capital losses are subject to certain limitations.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Commodities. As described above, an underlying fund may invest in commodities. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the income requirement of the RIC qualification tests described above. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, an underlying fund’s (taxed as a RIC) ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.

In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS.

Accordingly, the extent to which an underlying fund invests in commodities or commodity-linked derivatives may be limited by the income requirement (as discussed above), which such underlying fund must continue to satisfy to maintain its status as a RIC. The tax treatment of the underlying fund and its shareholders in the event the underlying fund fails to qualify as a RIC is described above.

MLPs. Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Some amounts received by the Fund from the MLPs in which it invests likely will be treated as returns of capital to the Fund because of accelerated deductions available to the MLPs. The receipt of returns of capital from the MLPs in which the Fund invests could cause some or all of the Fund’s distributions to be classified as a return of capital. Return of capital distributions generally are not taxable to shareholders. A shareholder’s cost basis in Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of cost basis will be treated as capital gains.

Recent legislation (which by its terms became effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Pay-In-Kind Securities, and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. If a shareholder of the Fund is a tax-exempt organization, it is generally not subject to federal income tax on distributions from the Fund or on sales or exchanges of Fund shares. This general exemption from tax does not apply to the “unrelated business taxable income” or UBTI of an exempt organization. UBTI includes dividends, interest, and gains from sales and other dispositions of property held for investment to the extent that such items are attributable to “debt financed property.” For example, UBTI could result if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). A deduction from one activity that produces UBTI cannot be used to offset income from a different activity that produces UBTI for the same taxable year. UBTI in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T. In addition, private foundations that are exempt from federal income tax may nonetheless be subject to excise tax on their net investment income and certain private colleges and universities that are exempt from federal income tax may be subject to an excise tax based on the investment income they earn. Shareholders should ask their own tax advisors for more information on their own tax situation.

At the time a private foundation or certain private colleges or universities purchase Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution of such amounts, although constituting a return of investment, would be classified as a taxable distribution whether reinvested in additional shares or paid in cash. This is sometimes referred to as “buying a dividend.” In addition, the Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions. (Private colleges and universities with at least 500 tuition-paying students (more than 50% of which are located in the United States) and non-exempt use assets with a value at the close of the preceding year of at least $500,000 per full-time student (with part-time students taken into account on a full-time student equivalent basis) may be subject to a 1.4% excise tax on their net investment income.)

Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in Real Estate Mortgage Investment Conduits (“REMICs”) or equity interests in Taxable Mortgage Pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries, including securities held by the RICs and ETFs in which the Fund invest, may be subject to withholding and other taxes imposed by such countries. Dividends and interest received by a RIC’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the RIC in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such RIC’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the RIC should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Foreign Shareholders. Absent specific statutory exemptions, as described below, dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Ordinary dividends paid by the Fund to foreign investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers are subject to U.S. withholding tax.

Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Special U.S. tax certification requirements may apply to foreign shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a foreign shareholder, you must provide a Form W-8-BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8-BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Income dividend payments made to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Specified individuals and specified domestic entities that have an interest in a “specified foreign financial asset”

above a certain threshold amount must disclose annually their interests in such assets on IRS Form 8938, which is filed with their U.S. federal income tax return.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Summary

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders, and should not be considered tax advice.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

CUSTODIAN

U.S. Bank, N.A., 1555 N. Rivercenter Dr., Milwaukee, WI 53212, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator.  Ultimus is the parent company of the distributor, Ultimus Fund Distributors, LLC (the “Distributor”).  The officers of the Trust also are officers and/or employees of Ultimus and/or NLCS (defined below).

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding administrative services fees paid by the Fund during the periods indicated.

Fiscal Year Ended	Fees Paid for Administrative Services
May 31, 2025	$163,258
May 31, 2024	$131,248
May 31, 2023	$108,448

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending May 31, 2026. Cohen & Company, Ltd. will perform an annual audit of the Fund’s financial statements and provide financial services as requested. Cohen and Company Advisory, LLC, an affiliate of Cohen & Company, Ltd., will provide tax and accounting services as requested.

LEGAL COUNSEL

DLA Piper LLP (US), located at One Atlantic Center, 1201 West Peachtree Street, Suite 2900, Atlanta, GA 30309-3800, serves as legal counsel to the Trust and Fund.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund.   The Distributor is a wholly-owned subsidiary of Ultimus.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are incorporated herein by reference to the Fund’s annual financial statements for the fiscal year ended May 31, 2025. You may request a copy of the Fund’s annual financial statements and annual and semi-annual reports without charge by calling Shareholder Services at (877) 336-6763 or upon written request to:

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

EXHIBIT A

VALUED ADVISERS TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Valued Advisers Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Valued Advisers Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Pursuant to rules established by the SEC under the 1940 Act, the Board has delegated authority to vote proxies to the investment adviser of each Fund (each, an “Adviser” and collectively, the “Advisers”) and has approved formal, written guidelines for proxy voting as adopted by the Advisers to the Trust’s Funds. The Board maintains oversight of the voting policies and procedures for each Fund.

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the portfolio’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Fund Adviser, which selects the individual companies that are part of each Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Funds’ Adviser to make decisions on casting proxy votes.

An Adviser to a Fund may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

Pursuant to Rule 12d1-4, a Fund must mirror vote proposals on proxies issued by underlying investment companies in the event that such Fund and its advisory group (as defined in Rule 12d1-4) own more than 25% of the shares of any one investment company. Mirror voting means that the Fund votes its shares in the same proportion that all shares of the underlying investment company are voted, or in accordance with instructions received from Fund shareholders.

Each Fund shall disclose in its Statement of Additional Information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, each Fund shall make available to shareholders, either on its website or upon request, the record of how the Trust voted proxies relating to portfolio securities.

Each Fund shall disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

The Adviser shall provide quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

Responsible Party: Adviser

EXHIBIT B

Prospector Partners, LLC

Proxy Voting Policies and Procedures

Prospector Partners, LLC (“Prospector”) has determined that it is in the best interests of its clients (each, a “Client”) to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by a Client.

Adopted September 7, 2007

I.       Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Prospector generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, Prospector votes proxies in the best interest of its clients and in accordance with these policies and procedures.

II.       Use of Third-Party Proxy Voting Service

Prospector has entered into an agreement with Institutional Shareholder Services (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide Prospector with its research on proxies and to facilitate the electronic voting of proxies.

Prospector has instructed the Proxy Voting Service that it is generally not to execute any ballot on behalf of Prospector without first receiving specific instruction from Prospector. If no approval is received by Proxy Voting Service by the voting deadline, the Proxy Voting Service will execute ballots in accordance with its recommendation and will notify Prospector immediately that a vote has been executed on its behalf and the character of the vote.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable Prospector to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise Prospector’s policies and procedures as necessary.

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Advisor and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or Prospector has made a determination that it is in the best interests of Prospector’s clients for Prospector to vote the proxy, Prospector’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.       Keep a record of each proxy received;

2.       Forward the proxy to the Portfolio Manager or Analyst responsible for voting the proxy on behalf of Prospector;

3.       Determine which accounts managed by Prospector hold the security to which the proxy relates;

4.       Provide the Portfolio Manager or Analyst with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Prospector must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

5.       Absent material conflicts (see Section V), the Portfolio Manager or Analyst will determine whether Prospector will follow the Proxy Voting Service’s recommendations or vote the proxy directly in accordance with Prospector’s voting guidelines. The Portfolio Manager or Analyst will send his/her decision on how Prospector will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of Prospector’s proxy voting records.

III.       General Voting Guidelines

To the extent that Prospector is voting a proxy itself and not utilizing the Proxy Voting Service, Prospector will follow these general voting guidelines. Investment professionals of Prospector each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of Prospector’s clients. Generally, Prospector believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. However, it is anticipated that circumstances may arise where votes are inconsistent with these general guidelines. In addition, Prospector will vote proxies in the best interests of each particular client, which may result in different votes for proxies for the same issuer.

A.       Elections of Directors

Unless there is a proxy fight for seats on the Board of Directors, Prospector will generally vote in favor of the management proposed slate of directors. Prospector may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

●	Implement proposals to declassify boards

●	Implement a majority vote requirement

●	Submit a rights plan to a shareholder vote

●	Act on tender offers where a majority of shareholders have tendered their shares

Prospector may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement.

B.       Appointment of Auditors

Prospector generally believes that the company remains in the best position to choose its auditors and will generally support management’s recommendation for the appointment of auditors.

Prospector will generally oppose the appointment of auditors when:

●	The fees for non-audit related services are disproportionate to the total audit fees

●	Other reasons to question the independence of the auditors exist

C.       Changes In Capital Structure

Absent a compelling reason to the contrary, Prospector will generally cast votes in accordance with the company’s management. However, Prospector will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Prospector will generally favor increases in authorized common stock when it is necessary to:

●	Implement a stock split

●	Aid in restructuring or acquisition

●	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan

Prospector will generally oppose increases in authorized common stock when:

●	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense

●	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance

D.       Corporate Restructurings, Mergers and Acquisitions

Prospector will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.       Proposals Affecting Shareholder Rights

Prospector believes that certain fundamental rights of shareholders must be protected. Prospector will weigh the financial impact of proposed measures against the impairment of shareholder rights.

Prospector will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders’ voice in the affairs of the company.

F.       Corporate Governance

Prospector believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company’s shareholders.

Prospector will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

●	Equal access to proxies

●	A majority of independent directors on key committees

●	Prospector will generally oppose:

●	Companies having two classes of shares

●	The existence of a majority of interlocking directors

G.       Anti-Takeover Measures

In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company.

Prospector will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as:

●	Shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

Prospector will generally oppose proposals that have the purpose or effect of entrenching management or diluting shareholder ownership, such as:

●	“Blank check” preferred stock

●	Classified boards

●	Supermajority vote requirements

H.       Executive Compensation

Prospector generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered.

●	Prospector will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

●	The long-term interests of management and shareholders are properly aligned

●	The option exercise price is not below market price on the date of grant

●	An acceptable number of employees are eligible to participate in such compensation programs

Prospector will generally favor proposals that have the purpose or effect of fairly benefiting both management and shareholders, such as proposals to:

●	“Double trigger” option vesting provisions

●	Seek treating employee stock options as an expense

Prospector will generally oppose proposals that have the purpose or effect of unduly benefiting management, such as:

●	Plans that permit re-pricing of underwater employee stock options

●	“Single trigger” option vesting provisions

I.       Social And Corporate Responsibility

Prospector will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value. Prospector will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.       Abstentions; Determination Not to Vote; Closed Positions

Prospector will abstain from voting or affirmatively decide not to vote if Prospector determines that abstention or not voting is in the best interests of the client. In making this determination, Prospector will consider various factors, including, but not limited to, (i) the costs associates with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. Prospector may determine not to vote proxies relating to securities in which clients have no position as of the receipt of the proxy (for example, when Prospector has sold, or has otherwise closed, a client position after the proxy record date but before the proxy receipt date).

IV.       Disclosure

A.       Prospector will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how Prospector voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Prospector voted the client’s proxy.

B.       A concise summary of these Proxy Voting Policies and Procedures will be included in Prospector’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients.

V.       Potential Conflicts of Interest

A.       In the event that Prospector is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of Prospector and its clients. This examination will include a review of the relationship of Prospector, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Prospector or an affiliate of Prospector or has some other relationship with Prospector, its personnel or a client of Prospector.

B.       If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, Prospector will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, Prospector will generally vote the proxy in accordance with the voting guidelines. Alternatively, Prospector may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

C.       Prospector may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Prospector determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Advisor will give the ERISA client the opportunity to vote the proxies themselves.

D.       If Prospector determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a series (the “Series”) of advised by Prospector (the “Mutual Fund”), then Prospector shall contact the Chairman of the Board of the Mutual Fund. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Mutual Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of the Series’ shareholders and may consider the recommendations of Prospector or independent third parties that evaluate proxy proposals. Prospector will vote the proposal according the determination and maintain records relating to this process.

VI.       Proxy Recordkeeping

The Compliance Officer will maintain files relating to Prospector’s proxy voting procedures in an easily accessible place. (Under the services contract between Prospector and its Proxy Voting Service, the Proxy Voting Service will maintain Prospector’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of Prospector. Records of the following will be included in the files:

1.	copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that Prospector receives regarding client securities (Prospector may rely on third parties or EDGAR);

3.	A record of each vote that Prospector casts;

4.	A copy of any document Prospector created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with Prospector’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained.); and

A copy of each written client request for information on how Prospector voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Prospector voted its proxies.

EXHIBIT C

Governance and Nominating Committee Charter

Valued Advisers Trust

Governance and Nominating Committee Membership

1.	The Governance and Nominating Committee (the “Committee”) of Valued Advisers Trust (“Trust”) shall be composed entirely of Independent Trustees.

Governance and Functions

1.	The Committee shall assist the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.

2.	To carry out this purpose, the Committee shall have the following duties and powers:

a.	To periodically review workload, size, and composition of the Board;

b.	To periodically review the qualifications and independence of the members of the Board;

c.	To periodically review the compensation of the Independent Trustees;

d.	To monitor, as necessary, regulatory developments, rule changes and industry best practices in fund governance;

e.	To periodically review the Trust’s committee structure and consider if additional committees or changes to existing committees are needed or warranted; and

f.	To report its activities to the Board and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Board Nominations and Functions

1.	The Committee shall make recommendations for nominations for Independent Trustees members on the Board of Trustees (the “Board”) to the incumbent Independent Trustees members and to the full Board. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall an Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Other Powers and Responsibilities

1.	The Committee shall meet as often as it deems appropriate.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.	A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting will be determinatives as to any matter submitted to a vote. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Adopted: April 23, 2010

Amended: June 8, 2016

Amended: June 7, 2018

APPENDIX A

VALUED ADVISERS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance and Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures.

II.	Shareholder Candidates. The Governance and Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Governance and Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance and Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Governance and Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance and Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Certificate of Trust - Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed June 16, 2008 (File No. 811-22208).

(a)(2)	Agreement and Declaration of Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(a)(3)	Amended Schedule A to the Agreement and Declaration of Trust – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(b)(1)	Bylaws – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(b)(2)	Amendment, dated September 22, 2009, to Bylaws – Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed March 16, 2010 (File No. 811-22208).

(c)	Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811- 22208).

(d)(1)	Investment Advisory Agreement between the Trust and Summitry LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(d)(2)	Investment Advisory Agreement between the Trust and Long Short Advisors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(d)(3)	Investment Subadvisory Agreement between Long Short Advisors, LLC and Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(d)(4)	Amendment to the Investment Subadvisory Agreement between LongShort Advisors, LLC and Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 386 filed September 28, 2023 (File No. 811-22208).

(d)(5)	Second Amendment to the Investment Subadvisory Agreement between LongShort Advisors, LLC and Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 386 filed September 28, 2023 (File No. 811- 22208).

(d)(6)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the SMI Dynamic Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 filed February 20, 2013 (File No. 811-22208).

(d)(7)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the Sound Mind Investing Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 filed February 22, 2013 (File No. 811- 22208).

(d)(8)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the SMI Multi-Strategy Fund (formerly known as the Sound Mind Investing Balanced Fund, the SMI Conservative Allocation Fund, and the SMI 50/40/10 Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 filed February 22, 2013 (File No. 811-22208).

(d)(9)	Investment Advisory Agreement between the Trust and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 402 filed September 27, 2024 (File No. 811-22208).

(d)(10)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(d)(11)	Amendment to the Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 296 filed August 31, 2018 (File No. 811-22208).

(d)(12)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany Small Cap Equity Fund (formerly known as the Dana Small Cap Equity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(d)(13)	Amendment to the Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany Small Cap Equity Fund (formerly known as the Dana Small Cap Equity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 296 filed August 31, 2018 (File No. 811-22208).

(d)(14)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany Equity Fund (formerly known as the Dana Epiphany ESG Equity Fund) – Incorporated by reference to Registrant’s Post- Effective Amendment No. 306 filed February 28, 2019 (File No. 811-22208).

(d)(15)	Investment Advisory Agreement between the Trust and Channing Capital Management, LLC with respect to the Channing Intrinsic Value Small Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 346 filed May 10, 2021 (File No. 811-22208).

(d)(16)	Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC with respect to the Kovitz Core Equity ETF - Incorporated by reference to Registrant’s Post Effective Amendment No. 392 filed February 28, 2024 (File No. 811-22208).

(d)(17)	Investment Advisory Agreement between the Trust and Regan Capital, LLC with respect to the Regan Floating Rate MBS ETF – Incorporated by reference to Registrant’s Post Effective Amendment No. 389 filed February 21, 2024 (File No. 811- 22208).

(d)(18)	Investment Advisory Agreement between the Trust and Slow Capital, Inc. with respect to the Slow Capital Growth Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(e)(1)	Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC, and SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 319 filed February 28, 2020 (File No. 811-22208).

(e)(2)	Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC, and Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 319 filed February 28, 2020 (File No. 811-22208).

(e)(3)	Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC and Summitry LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 319 filed February 28, 2020 (File No. 811-22208).

(e)(4)	Amendment to the Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC and Summitry LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 328 filed May 29, 2020 (File No. 811-22208).

(e)(5)	Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 413 filed September 29, 2025 (File No. 811-22208).

(e)(6)	Distribution Agreement between Ultimus Fund Distributors, LLC and Long Short Advisors, LLC – filed herewith.

(e)(7)	Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 346 filed May 10, 2021 (File No. 811-22208).

(e)(8)	Amended Schedule A to the Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(e)(9)	Distribution Agreement between the Trust and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 359 filed November 17, 2021 (File No. 811-22208).

(f)	Not applicable.

(g)(1)	Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(g)(2)	Amended Appendix B to the Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 409 filed May 30, 2025 (file No. 811-22208).

(g)(3)	Amended Appendix D to the Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(g)(4)	Custody Agreement between the Trust and US Bank, N.A. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 245 filed September 28, 2016 (File No. 811-22208).

(g)(5)	Amendment No. 1 to the Custody Agreement between the Trust and US Bank, N.A. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 290 filed April 27, 2018 (File No. 811-22208).

(g)(6)	Amendment No. 2 to the Custody Agreement between the Trust and US Bank, N.A. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 346 filed May 10, 2021 (File No. 811-22208).

(g)(7)	Amendment No. 3 to the Custody Agreement between the Trust and US Bank, N.A. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 366 filed March 9, 2022 (File No. 811-22208).

(g)(8)	Amendment No. 4 to the Custody Agreement between the Trust and US Bank, N.A. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(g)(9)	Custodian and Transfer Agent Agreement between the Trust and Brown Brothers Harriman & Co. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 359 filed November 17, 2021 (File No. 811-22208).

(g)(10)	First Amendment to the Custodian and Transfer Agent Agreement between the Trust and Brown Brothers Harriman & Co. – Incorporate by reference to Registrant’s Post-Effective Amendment No. 375 filed November 4, 2022 (File No. 811-22208).

(g)(11)	Second Amendment to the Custodian and Transfer Agent Agreement between the Trust and Brown Brothers Harriman & Co – Incorporated by reference to Registrant’s Post Effective Amendment No. 389 filed February 21, 2024 (File No. 811-22208).

(h)(1)	Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 288 filed April 16, 2018 (File No. 811-22208).

(h)(2)	First Amendment to the Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 311 filed May 31, 2019 (File No. 811-22208).

(h)(3)	Second Amendment to the Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 319 filed February 28, 2020 (File No. 811-22208).

(h)(4)	Amendment to the Fund Administration Addendum to the Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 311 filed May 31, 2019 (File No. 811-22208).

(h)(5)	Amended Schedule A to the Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(h)(6)	ETF Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 359 filed November 17, 2021 (File No. 811-22208).

(h)(7)	Amendment No. 1 to the ETF Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 375 filed November 4, 2022 (File No. 8-22208).

(h)(8)	Amended Expense Limitation Agreement between the Trust and Long Short Advisors, LLC – filed herewith.

(h)(9)	Amended and Restated Expense Limitation Agreement between the Trust and SMI Advisory Services, LLC with respect to the SMI Multi-Strategy Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 408 filed February 28, 2025 (File No. 811-22208).

(h)(10)	Amended and Restated Expense Limitation Agreement between the Trust and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 413 filed September 29, 2025 (File No. 811- 22208).

(h)(11)	Amended and Restated Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 405 filed February 28, 2025 (File No. 811-22208).

(h)(12)	Amended and Restated Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 405 filed February 28, 2025 (File No. 811-22208).

(h)(13)	Expense Limitation Agreement between the Trust and Summitry LLC with respect to the Summitry Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 412 filed May 30, 2025 (File No. 811-22208).

(h)(14)	Amended and Restated Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 405 filed February 28, 2025 (File No. 811-22208).

(h)(15)	Amended Expense Limitation Agreement between the Trust and Channing Capital Management, LLC with respect to the Channing Intrinsic Value Small Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 410 filed May 30, 2025 (File No. 811-22208).

(h)(16)	Expense Limitation Agreement between the Trust and Slow Capital, Inc. with respect to the Slow Capital Growth Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(i)(1)	Opinion and Consent of DLA Piper LLP – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(i)(2)	Consent of DLA Piper LLP – Filed herewith.

(j)(1)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to Summitry Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 412 filed May 30, 2025 (File No. 811-22208).

(j)(2)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to LS Opportunity Fund – filed herewith.

(j)(3)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Sound Mind Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 408 filed February 28, 2025 (File No. 811-22208).

(j)(4)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the BFS Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 413 filed September 29, 2025 (File No. 811-22208).

(j)(5)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Dana Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 405 filed February 28, 2025 (File No. 811-22208).

(j)(6)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Channing Intrinsic Value Small Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 410 filed May 30, 2025 (File No. 811-22208).

(j)(7)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Kovitz Core Equity ETF – Incorporated by reference to Registrant’s Post-Effective Amendment No. 407 filed February 28, 2025 (File No. 811-22208).

(j)(8)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Regan Floating Rate MBS ETF – Incorporated by reference to Registrant’s Post-Effective Amendment No. 411 filed May 30, 2025 (File No. 811-22208).

(j)(9)	Consent of Cohen & Company, Ltd., Independent Public Accountants, with respect to the Slow Capital Growth Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(k)	Not applicable.

(l)	Initial Capital Agreement – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(m)(1)	Distribution Plan under Rule 12b-1 for Summitry Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 328 filed May 29, 2020 (File No. 811-22208).

(n)(1)	Rule 18f-3 Plan for Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust – Incorporated by reference to Registrant’s Post-Effective Amendment No. 395 filed May 28, 2024 (File No. 811-2220).

(p)(2)	Code of Ethics for Summitry LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 328 filed May 29, 2020 (File No. 811-22208).

(p)(3)	Code of Ethics for Long Short Advisors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 386 filed September 28, 2023 (File No. 811-22208).

(p)(4)	Code of Ethics for Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 386 filed September 28, 2023 (File No. 811-22208).

(p)(5)	Code of Ethics for Kovitz Investment Group Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 363 filed February 28, 2022 (File No. 811-22208).

(p)(6)	Code of Ethics for SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 332 filed September 28, 2020 (File No. 811-22208).

(p)(7)	Code of Ethics for Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 332 filed September 28, 2020 (File No. 811-22208).

(p)(8)	Code of Ethics for Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 332 filed September 28, 2020 (File No. 811-22208).

(p)(9)	Code of Ethics for Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 386 filed September 28, 2023 (File No. 811-22208).

(p)(10)	Code of Ethics for Channing Capital Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 346 filed May 10, 2021 (File No. 811-22208).

(p)(11)	Code of Ethics for Regan Capital, LLC – Incorporated by reference to Registrant’s Post Effective Amendment No. 389 filed February 21, 2024 (File No. 811-22208).

(p)(12)	Code of Ethics for Slow Capital, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 404 filed November 26, 2024 (File No. 811-22208).

(q)(1)	Powers of Attorney – Incorporated by reference to Registrant’s Post-Effective Amendment No. 367 filed May 31, 2022 (File No. 811-22208).

(q)(2)	Powers of Attorney – Incorporated by reference to Registrant’s Post-Effective Amendment No. 400 filed July 12, 2024 (File No. 81-22208).

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Reference is made to the Registrant’s Declaration of Trust, which is filed herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Adviser.

See the Trust’s various prospectuses and the statements of additional information for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32.	Principal Underwriters.

1.	Ultimus Fund Distributors, LLC

(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors also serves as a principal underwriter for the following investment companies: 83 Investment Group Income Fund, Axxes Private Markets Fund, Axxes Opportunistic Credit Fund, Beacon Pointe Multi-Alternative Fund, Booster Income Opportunities Launch, Bruce Fund, Inc., CM Advisors Family of Funds, Caldwell & Orkin Funds, Inc., Cantor Fitzgerald Infrastructure Fund, Cantor Select Portfolios Trust, Capitol Series Trust, CAZ Strategic Opportunities Fund, Centaur Mutual Funds Trust, Chesapeake Investment Trust, Commonwealth International Series Trust, Conestoga Funds, Connors Funds, Dynamic Alternatives Fund, Eubel Brady & Suttman Mutual Fund Trust, Exchange Place Advisors Trust, Fairway Private Equity & Venture Capital Opportunities Fund, Fairway Private Markets Fund, Flat Rock Enhanced Income Fund, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, HC Capital Trust, Hussman Investment Trust, James Advantage Funds, Johnson Mutual Funds, Lind Capital Partners Municipal Credit Income Fund, MidBridge Private Markets Fund, MSS Series Trust, New Age Alpha Funds Trust, New Age Alpha Variable Funds Trust, Oak Associates Funds, OneAscent Capital Opportunities Fund, ONEFUND Trust, Papp Investment Trust, Peachtree Alternative Strategies Fund, Plumb Funds, Private Debt & Income Fund, Prospect Enhanced Yield Fund, Schwartz Investment Trust, Segall Bryant & Hamill Trust, The Cutler Trust, The Investment House Funds, Ultimus Managers Trust, Unified Series Trust, VELA Funds, Volumetric Fund, Waycross Independent Trust, WesMark Funds, Williamsburg Investment Trust, XD Fund Trust, and Yorktown Funds.

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name*	Title	Position with Trust
Kevin M. Guerette*	President	None
Stephen L. Preston*	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Melvin Van Cleave*	Chief Information Security Officer	None
Douglas K. Jones*	Vice President	None

*	The principal business address of these individuals is 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246

(c)	Not Applicable.

2.	Northern Lights Distributors, LLC

(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Atlas U.S. Tactical Income Fund, Inc., Atlas U.S. Government Money Market Fund, Inc., Boyar Value Fund Inc., Capitol Series Trust, CIM Real Assets & Credit Fund, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Everest Fund, The Saratoga Advantage Trust, Segal Bryant & Hamill Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Manager’s Trust, Unified Series Trust, US Treasury Fund, and Zacks Trust

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name*	Title	Position with Trust
Kevin M. Guerette*	President	None
Bill Strait*	Secretary, General Counsel, and Manager	None
Stephen L. Preston*	Treasurer, Financial Operations Principal, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	None
David James*	Manager	None
Melvin Van Cleave*	Chief Information Security Officer	None

*	The principal business address of these individuals is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

(c)	Not Applicable.

ITEM 33.	Location Of Accounts And Records.

Information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 414 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, and State of Ohio on this 29th day of September 2025.

VALUED ADVISERS TRUST

By:	*
Matthew J. Miller, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of September 29, 2025.

*
Martin A. Burns, Trustee

*
Ira Cohen, Trustee

*
Andrea N. Mullins, Trustee

*
Susan J. Templeton, Trustee

*
Zachary P. Richmond, Treasurer and Principal
Financial Officer

* By:	/s/ Carol J. Highsmith
Carol J. Highsmith, Vice President, Attorney in Fact

Date: September 29, 2025

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(e)(6)	Distribution Agreement between Ultimus Fund Distributors, LLC and Long Short Advisors, LLC
(h)(8)	Expense Limitation Agreement between the Trust and Long Short Advisors, LLC
(i)(2)	Consent of DLA Piper LLP
(j)(2)	Consent of Cohen & Co., Ltd.